Exhibit 10.13.1

EXECUTION VERSION

Fourth Amendment to Loan Documents

THIS FOURTH AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of October 31, 2006, and is by and among Bio-Reference Laboratories, Inc. (“BRLI”), a Subsidiary of BRLI MediLabs, Inc. as the existing Subsidiary Party (“Existing Subsidiary Borrower” and, collectively with BRLI, the “Existing Borrowers”), and a new Subsidiary of BRLI, BRLI No. 2 Acquisition Corp., which is about to conduct business as Gene DX, Inc. (“BRLI-DX”), which is a new Subsidiary Party (Existing Subsidiary Borrower and BRLI-DX, collectively, the “Subsidiary Parties”) (BRLI and the Subsidiary Parties herein each a “Borrower” and, collectively, “Borrowers”) the financial institutions which are party hereto (collectively, the “Lenders” and individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION in its capacity as the agent for the Lenders and as the sole Lender (in each such capacity, the “Bank”).

BACKGROUND

A.            The Existing Borrowers have executed and delivered to the Bank (or a predecessor which is now known by the Bank’s name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”) which evidence or secure some or all of the Existing Borrowers’ obligations to the Bank for one or more loans or other extensions of credit (the “Obligations”).

B.            The Existing Borrowers and the Bank desire to amend the Loan Documents as provided for in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Certain of the Loan Documents are amended as set forth in Exhibit A.  Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment.  This Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents.  To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

2.             (a) Each of the Existing Borrowers hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference.

(b) Each of the Borrowers hereby certifies that (i) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (ii) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (iii) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms.  The Existing Borrowers confirm that the

Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

3.             Each of the Borrowers hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Borrowers or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrowers’ existing and future Obligations to the Bank, as modified by this Amendment.

4.             As a condition precedent to the effectiveness of this Amendment, the Borrowers shall comply with the terms and conditions (if any) specified in Exhibit A.

5.             To induce the Bank to enter into this Amendment, to the extent permitted by law, each of the Borrowers waives and releases and forever discharges the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Bank or any of them arising out of or relating to the Obligations.  Each of the Borrowers further agrees to indemnify and hold the Bank and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Bank or any of them on account of any claims arising out of or relating to the Obligations.  Each of the Borrowers further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

6.             This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument.   Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart.  Any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

7.             This Amendment will be binding upon and inure to the benefit of each Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

8.             This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank’s office indicated in the Loan Documents is located.  This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State where the Bank’s office indicated in the Loan Documents is located, excluding its conflict of laws rules.

9.             Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed.  Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved).  Each of the Borrowers expressly ratifies and confirms the waiver of jury trial provisions contained in the Loan Documents.

[Signature page follows.]

WITNESS the due execution of this Fourth Amendment to Loan Documents as a document under seal as of the date first written above.

ATTEST:		BIO-REFERENCE LABORATORIES, INC.

By:	/S/ Sam Singer	By:		/S/ Marc D. Grodman
Name:	SAM SINGER	Name:	MARC D. GRODMAN	(SEAL)
Title:	Secretary	Title:	President

ATTEST:		MEDILABS, INC.,
a Subsidiary Party

By:	/S/ Sam Singer	By:		/S/ Marc D. Grodman
Name:	SAM SINGER			(SEAL)
Title:	Secretary	Name:	MARC D. GRODMAN
		Title:	President

ATTEST:		BRLI NO. 2 ACQUISITION CORP.,
a Subsidiary Party

By:	/S/ Sam Singer	By:		/S/ Marc D. Grodman
Name:	SAM SINGER			(SEAL)
Title:	Secretary	Name:	MARC D. GRODMAN
		Title:	President

PNC BANK, NATIONAL ASSOCIATION

		By:		/S/ Parameswar Sivaramakrishnan
(SEAL)
		Name:	PARAMESWAR SIVARAMAKRISHNAN
		Title:	Vice President